SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2023
DAVE & BUSTER’S ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 S. Belt Line Rd., Suite 500 Coppell, TX 75019
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 357-9588
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information
Item 2.02.    Results of Operations and Financial Condition.
The information contained in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
On September 6, 2023, Dave & Buster’s Entertainment, Inc. (the “Company”) issued a press release announcing results its second quarter 2023 results. A copy of this Press Release is attached hereto as Exhibit 99.1.
Item 8.01.    Other Events.
In the Press Release, the Company also announced that on September 4, 2023, the Board of Directors authorized a $100 million increase to its previously existing share repurchase program for a total of $400 million authorized under the program. The program remains effective until such time as completed and may be suspended, modified or discontinued at any time without notice. The Company may repurchase shares from time to time in open market transactions and may also repurchase shares in accelerated share repurchases, tender offers, privately negotiated transactions or by other means, and by plans pursuant to Rule 10b5-1 under the Securities and Exchange Act of 1934, as amended, and the timing and amount of transactions will be determined by the Company’s management in consultation with the Finance Committee of the Board of Directors based on an evaluation of market conditions, the Company’s share price, legal requirements, restricted payment capacity under its debt instruments and other factors.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

99.1	Press release dated September 6, 2023.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: September 6, 2023	By:	/s/ Michael Quartieri
Michael Quartieri
Senior Vice President and Chief Financial Officer
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